CONSOLIDATED STATEMENTS OF OPERATIONS - USD ($)	3 Months Ended		12 Months Ended
	Mar. 31, 2017	Mar. 31, 2016	Dec. 31, 2016	Dec. 31, 2015
Consolidated Statements Of Operations
Revenue
Operating expense
Research and development	79,080	111,822	309,503	281,218
General and administrative	303,023	669,070	1,588,719	1,037,289
Total operating expenses	382,103	780,892	1,898,222	1,318,507
Loss from operations	(382,103)	(780,892)	(1,898,222)	(1,318,507)
Other income (expense)
Interest income	258		1,034
Interest expense	(15,350)		(15,220)
Accretion of debt discount	(174,629)		(165,481)
Total other income (expense)	(189,721)		(179,667)
Net loss	$ (571,824)	$ (780,892)	$ (2,077,889)	$ (1,318,507)
Basic and Diluted Loss per Common Share	$ (0.01)	$ (0.01)	$ (0.03)	$ (0.02)
Weighted average number of common shares outstanding - basic and diluted	71,708,814	69,167,505	69,772,485	67,233,254